UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported) November 19, 2007


                   URANIUM HUNTER CORPORATION
     (Exact name of registrant as specified in its charter)

                Commission file number 000-51700


Nevada                                                           N/A
(State or other jurisdiction                        (I.R.S. Employer
of incorporation)                                Identification No.)

First Canadian Place
100 King Street West, Suite 5700
Toronto, Ontario, Canada                                     M5X 1K7
(Address of principal                                     (Zip Code)
executive offices)


Registrant's telephone number, including area code: (416) 915-3199

                         Not applicable
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Effective as of November 19, 2007, Gordon K.W. Gee Ltd. resigned as the principal independent accountants of Uranium Hunter Corporation (the "Company"). Gordon K.W. Gee Ltd. has been the Company's principal independent accountants since July 31, 2006 and audited the financial statements of the Company for the year ended September 30, 2006.

     For the year ended September 30, 2006, the report of the former independent accountants, Gordon K.W. Gee Ltd., contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its report for the year ended September 30, 2006.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

     The Company has requested Gordon K.W. Gee Ltd. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated November
26, 2007, is filed as Exhibit 16.1 to this Form 8-K.


Item 9.01      Financial Statements and Exhibits.

Exhibits:

     16.1 Letter re change in certifying accountant          4

                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                URANIUM HUNTER CORPORATION
                                (Registrant)


Dated:  November 26, 2007       By:  /s/ Adam  Cegielski
                                Name:    Adam Cegielski
                                Title:   President   and   Chief
                                         Executive Officer